TF1 SA-2 12/08

SUPPLEMENT DATED DECEMBER 22, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2008

OF

FRANKLIN TAX-FREE TRUST

(Franklin Massachusetts Insured Tax-Free Income Fund,
Franklin Michigan Insured Tax-Free Income Fund,
Franklin Minnesota Insured Tax-Free Income Fund,
Franklin Ohio Insured Tax-Free Income Fund)

The Statement of Additional Information is amended as follows:

I. Effective February 15, 2009, for the Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund):

a.

Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund will change their names to Franklin Massachusetts Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund, respectively.

b.	The first paragraph under the section entitled "Non-Fundamental Investment Policies" is deleted.

c.	The section entitled “Insurance” under the section “Goals, Strategies and Risks” is replaced with the following:

The Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody’s or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer’s quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer’s capital base. Neither the Fund nor the manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provision of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund’s rights with respect to the security, including the right to payment. The insurer’s rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

Please keep this supplement for future reference.